SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     26-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-02

DISTRIBUTION SUMMARY

                 Beginning                     Current Period Accrued
      Original   Current Prin     Principal    Pass-Through  Interest
Class Face Value  Amount          Distribution  Rate         Distributed (1)
A-1  212,500,000   189,399,500     6,568,898      1.68500%     274,813
A-2  150,000,000   138,160,229     3,459,314      1.71000%     203,441
A-3  40,000,000    36,842,728      922,484        1.72000%     54,568
A-4  30,000,000    27,632,046      691,863        1.70000%     40,450
A-IO 262,743,750   238,160,960     0              6.62000%     1,645,413
M-1  32,250,000    32,250,000      0              2.26000%     62,762
M-2  24,500,000    24,500,000      0              2.88000%     60,760
B-1  20,500,000    20,500,000      0              3.68000%     64,962
B-2  5,250,000     5,250,000       0              4.13000%     18,671
X    515,000,050   479,955,768     0              1.70000%     0
R    50            0               0              1.38000%     0
Total515,000,050   474,534,503     11,642,558                  2,425,841


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A	0              182,830,602
  A-2           N/A	0              134,700,915
  A-3           N/A	0              35,920,244
  A-4           N/A	0              26,940,183
 A-IO           N/A	0              231,088,106
  M-1            0 	0              32,250,000
  M-2            0 	0              24,500,000
  B-1            0 	0              20,500,000
  B-2            0 	0              5,250,000
    X           N/A	0              469,447,340
    R           N/A	0              0
Total            0 	0              462,891,944

AMOUNTS PER $1,000 UNIT
                                                    Interest      Ending
                   Prin           Int Carry-forward Curr Prin
ClassCusip         Distribution   Distribution      Amount        Amount
A-1  22540V2E1     30.91246174     1.29323958     0.00000000   860.37930471
A-2  22540V2F8     23.06209253     1.35627293     0.00000000   898.00609960
A-3  22540V2G6     23.06209250     1.36420425     0.00000000   898.00609950
A-4  22540V2H4     23.06209267     1.34834133     0.00000000   898.00609967
A-IO 22540V2J0     0.00000000      6.26242573     0.00000000   879.51894603
M-1  22540V2L5     0.00000000      1.94611101     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.48000000     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.16888878     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.55638857     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   911.54814513
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ233,052,024    246,903,744  479,955,768
     Scheduled Principal           154,527        172,494      327,021
     Prepayments (Includes Curtailm5,774,478      4,406,929    10,181,406
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    5,929,005      4,579,422    10,508,427
     Net Realized Losses           0              0            0
Ending Balance                     227,123,018    242,324,322  469,447,340

(v),(Prefunding Account:
     Beginning Balance             0.00           0.00         0.00
     Subsequent Transfer           0.00           0.00         0.00
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin0.00           0.00         0.00

     Aggregate Ending Collateral Ba227,123,018    242,324,322  469,447,340

(vi) Ending Overcollateralization Amount                           6,555,396

     Interest Distributions:
     Scheduled Interest  - Net of S1,610,906      1,645,309    3,256,215
     Capitalized Interest Account w0              0            0
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,610,906      1,645,309    3,256,215
(xxi)Capitalized Interest Account:
     Beginning Balance                                         0
     less: Capitalized Interest Requirement                    0
     less: Withdrawal of Overfunded Interest Amount & remaining0
     Ending Balance                                            0

(vii)Servicing Fee 97,105          102,877        199,982
Trustee Fee        583             617            1,200
FSA Premium        9,470           10,132         19,602
Credit Risk Manager3,399           3,601          6,999


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  0               0              0
Outstanding Aggrega613,769         723,873        1,337,641
* As of Distribution Date, information unavailable from servicer
(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group55            6,066,309       9              1,057,643
Group43            7,171,628       3              441,633
Total98            13,237,937      12             1,499,276
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group6             421,975
Group6             937,458
Total12            1,359,434
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,744         227,123,018     73             8,471,289
Group1,324         242,324,322     51             11,503,198
Total3,068         469,447,340     124            19,974,487


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value*
Group6             566,144         2              172,168      0
Group6             969,909         2              167,640      0
Total12            1,536,053       4              339,807      0


(xiiiNumber of Loans for which Prepayment Premiums51
     Amount of Prepayment Premiums                331,559

(xiv)Current Month Delinquency Rate (60+days)     5.26344%
     Rolling Three Month Delinquency Rate Average 4.54353%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage346
(xxivWeighted Average Gross Coupon of Mortgage Loa8.64129%
     Weighted Average Net Coupon of Mortgage Loans8.12079%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                18.31862%

(xxviNet Excess Spread                            3.05351%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA